Supplement dated March 28, 2025
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2024
On March 27, 2025, the Fund's Board of Trustees approved certain changes to the Fund's subadvisers and principal investment strategies effective on or about May 27, 2025 (the Effective Date). As a result, from and after the Effective Date, Dimensional Fund Advisors, LP (DFA) no longer serves as a subadviser to the Fund and American Century Investment Management, Inc. (American Century) will assume day-to-day management of a portion of the Fund's portfolio. Accordingly, as of the Effective Date, all references in the Summary Prospectus and Prospectus to DFA are deleted, and the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The references to DFA under the heading “Principal Investment Strategies” in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's prospectus and in the Summary Prospectus are hereby superseded and replaced with American Century.
The information in the fourth paragraph under the heading “Performance Information” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby replaced with the following.
The Fund’s performance prior to June 2025, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to remove the information about DFA as a subadviser and to add the following:
Subadviser: American Century Investment Management, Inc. (American Century)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Eduardo Repetto	Chief Investment Officer of Avantis Investors, a division of American Century	Lead Portfolio Manager	June 2025
Mitchell Firestein	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Daniel Ong	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Ted Randall	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Matthew Dubin	Portfolio Manager of American Century	Portfolio Manager	June 2025
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby revised to remove the information on DFA and to add the following:
American Century Sleeve
American Century seeks to invest in a diverse group of U.S. large cap companies across market sectors and industry groups. American Century seeks to achieve higher expected returns by selecting securities of companies with higher profitability and value characteristics, as well as smaller market capitalizations within the large cap investment universe. To identify the desired market capitalization companies with higher profitability and value characteristics, the portfolio managers use reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The portfolio managers define “value characteristics” mainly as adjusted book/price ratio (though other price to fundamental ratios may be considered). The portfolio managers define “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The portfolio managers may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When portfolio managers identify securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the broadly diversified portfolio. To determine the weight of a security within the portfolio, the portfolio managers use the market capitalization of the security relative to that of other eligible securities as a baseline, then overweight or underweight the security based on the characteristics described above. The portfolio managers may dispose of a security if it no longer has the desired market capitalization, profitability, or value characteristics. When determining whether to dispose of a security, the portfolio managers will also consider, among other things, relative past performance, costs, and taxes. The portfolio managers review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired broad set of U.S. companies.
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The portfolio managers continually analyze market and financial data to make buy, sell, and hold decisions. When deciding whether to buy or sell a security, and how and when to implement a trade, the portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance Fund performance.
The last paragraph under the subsection "The Investment Manager" in the "More Information About the Fund – Primary Service Provider Contracts" section is hereby revised to remove the information on DFA as a subadviser and to add the following:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with American Century will be available in the Fund’s Form N-CSR for the fiscal year ending May 31, 2025.
The information under the subsection "Subadvisers" in the "More Information About the Fund – Primary Service Provider Contracts" section is hereby revised to remove the information on DFA as a subadviser and to add the following:
American Century, which has served as Subadviser to the Fund since May 27, 2025, is located at 4500 Main Street, Kansas City, MO 64111. American Century, subject to the supervision of Columbia Management, provides day-to-day management  of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. American Century, founded in 1958, is an independent, privately-controlled asset management firm dedicated to delivering superior investment performance and building long-term client relationships. American Century manages client portfolios based on various investment strategies, including, for example, global growth equity, global value equity, fixed income, disciplined equity and multi-asset strategies.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund – Primary Service Provider Contracts" section is hereby revised to remove the information on DFA as a subadviser and to add the following:
Subadviser: American Century Investment Management, Inc. (American Century)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Eduardo Repetto	Chief Investment Officer of Avantis Investors, a division of American Century	Lead Portfolio Manager	June 2025
Mitchell Firestein	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Daniel Ong	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Ted Randall	Senior Portfolio Manager of American Century	Portfolio Manager	June 2025
Matthew Dubin	Portfolio Manager of American Century	Portfolio Manager	June 2025
Mr. Repetto, Chief Investment Officer of Avantis Investors, a division of American Century, joined Avantis Investors in 2019. He has a Diploma de Honor in civil engineering from the Universidad de Buenos Aires, a master’s degree in engineering from Brown University and a Ph.D. in aeronautics from the California Institute of Technology.
Mr. Firestein joined Avantis Investors, a division of American Century, in 2019. He has a bachelor’s degree in finance and management from Tulane University.
Mr. Ong joined Avantis Investors, a division of American Century, in 2019. He has a bachelor’s degree in economics from the University of California, Irvine and an MBA in finance and accounting from the University of Chicago Booth School of Business. He is a CFA charterholder.
Mr. Randall joined Avantis Investors, a division of American Century, in 2019. He has a bachelor’s degree in business administration with a concentration in finance from the University of Southern California and a master’s degree in business administration from the Anderson School of Management at the University of California, Los Angeles.
Mr. Dubin joined Avantis Investors, a division of American Century, in 2021. Prior to joining Avantis Investors, he served in investment management roles at Dimensional Fund Advisors from 2017 to 2021, including as an investment associate from 2020 to 2021 and as a portfolio management analyst from 2017 to 2020. He has a bachelor’s degree in business administration with a concentration in finance from the University of Michigan’s Ross School of Business.
Shareholders should retain this Supplement for future reference.

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